Exhibit 77Q1(e)(iii)

The Advisory Agreement dated September 29, 2008 between the Registrant, on behalf of Delafield Select Fund, and Reich & Tang Asset Management, LLC is incorporated by reference to exhibit (d)(1)(ii) of post-effective amendment
 no. 140 to the Registration Statement filed on Form Type 485BPOS on December 1, 2008 (Accession No. 0001193125-08-245647).